FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                   _____________________________________


                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   DATE OF REPORT:  NOVEMBER 21, 1997
                   (Date of earliest event reported)



                         KIMBERLY-CLARK CORPORATION
           (Exact name of registrant as specified in its charter)


            DELAWARE                   1-225           39-0394230

   (State or other jurisdiction    (Commission File     (IRS Employer
      of incorporation)             Number)        Identification No.)


             P.O. BOX 619100, DALLAS, TEXAS               75261-9100
       (Address of principal executive offices)             (Zip Code)


                                 (972) 281-1200
              (Registrant's telephone number, including area code)



                   _____________________________________




Item 5.  Other Events


Attached hereto as Exhibit 99 is a Press Release issued by Kimberly-Clark Corporation on November 21, 1997 announcing a restructuring plan.


                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KIMBERLY-CLARK CORPORATION
Date:     November 25, 1997                     By: /s/ Randy J. Vest
                                                ---------------------
                                                Randy J. Vest
                                                Vice President and
                                                Controller


                               EXHIBIT INDEX



     (99)  Press Release issued by Kimberly-Clark Corporation on
           November 21, 1997 announcing a restructuring plan.